Exhibit 99.2
LEIDOS HOLDINGS, INC.
UNAUDITED HISTORICAL FINANCIAL MEASURES

Background
Beginning in fiscal 2024, Leidos will operate in four reportable segments that are focused on specific, defined capability sets delivered to customers:
National Security and Digital—provides technology enabled services and mission software capabilities for defense and intelligence customers in the areas of cyber, logistics, security operations and decision analytics, as well as IT operations and digital transformation programs across all U.S. federal government customers.
Health & Civil—will deliver customer solutions with unique capabilities in the areas of public health, care coordination, life and environmental sciences and transportation.
Commercial & International—encompasses our security enterprise solution and commercial energy offerings, as well as our United Kingdom and Australian businesses.
Defense Systems—includes programs to develop and produce advanced space, aerial, surface and sub-surface manned and un-manned Defense Systems.
We have prepared unaudited historical consolidated financial information based on the new reporting structure set forth below, which includes certain non-GAAP measures. Management believes that these non-GAAP measures provide another representation of the results of operations and financial condition, including its ability to comply with financial covenants. These non-GAAP measures are frequently used by financial analysts covering Leidos and its peers. The computation of non-GAAP measures may not be comparable to similarly titled measures reported by other companies, thus limiting their use for comparability.
Unaudited Historical Financial Measures
The following table presents revenues for fiscal 2023 and 2022 under the new segment structure (in millions):

	Three Months Ended				Year Ended
	March 31, 2023	June 30, 2023	September 29, 2023	December 29, 2023	December 29, 2023	December 30, 2022
National Security and Digital	$1,757	$1,791	$1,852	$1,796	$7,196	$6,745
Health & Civil	1,008	1,034	1,055	1,141	4,238	3,945
Commercial & International	489	547	552	538	2,126	1,900
Defense Systems	445	466	462	505	1,878	1,806
Total	$3,699	$3,838	$3,921	$3,980	$15,438	$14,396

LEIDOS HOLDINGS, INC.
UNAUDITED NON-GAAP HISTORICAL FINANCIAL MEASURES
The following tables present the reconciliation of operating income by reportable segment to non-GAAP operating income for fiscal 2023 and 2022 under the new segment structure (in millions):

	Three Months Ended March 31, 2023
	Operating income (loss)	Acquisition, integration and restructuring costs	Amortization of acquired intangibles	Non-GAAP operating income (loss)
National Security and Digital	$145	$—	$12	$157
Health & Civil	113	—	10	123
Commercial & International	13	—	10	23
Defense Systems	23	—	20	43
Corporate	(29)	3	—	(26)
Total	$265	$3	$52	$320

	Three Months Ended June 30, 2023
	Operating income (loss)	Acquisition, integration and restructuring costs	Amortization of acquired intangibles	Non-GAAP operating income (loss)
National Security and Digital	$172	$—	$11	$183
Health & Civil	134	—	11	145
Commercial & International	34	1	10	45
Defense Systems	21	—	19	40
Corporate	(30)	5	—	(25)
Total	$331	$6	$51	$388

	Three Months Ended September 29, 2023
	Operating income (loss)	Acquisition, integration and restructuring costs	Amortization of acquired intangibles	Asset impairment charges	Goodwill impairment charges	Non-GAAP operating income (loss)
National Security and Digital	$170	$—	$12	$—	$—	$182
Health & Civil	165	—	9	—	—	174
Commercial & International	(646)	9	9	80	599	51
Defense Systems	3	3	20	8	—	34
Corporate	(28)	5	—	—	—	(23)
Total	$(336)	$17	$50	$88	$599	$418

	Three Months Ended December 29, 2023
	Operating income (loss)	Acquisition, integration and restructuring costs	Amortization of acquired intangibles	Asset impairment charges	Goodwill impairment charges	Non-GAAP operating income (loss)
National Security and Digital	$185	$—	$12	$—	$—	$197
Health & Civil	162	—	10	—	—	172
Commercial & International	39	—	8	3	(3)	47
Defense Systems	18	2	19	—	—	39
Corporate	(43)	8	—	—	—	(35)
Total	$361	$10	$49	$3	$(3)	$420

LEIDOS HOLDINGS, INC.
UNAUDITED NON-GAAP HISTORICAL FINANCIAL MEASURES [CONTINUED]

	Year Ended December 29, 2023
	Operating income (loss)	Acquisition, integration and restructuring costs	Amortization of acquired intangibles	Asset impairment charges	Goodwill impairment charges	Non-GAAP operating income (loss)
National Security and Digital	$672	$—	$47	$—	$—	$719
Health & Civil	574	—	40	—	—	614
Commercial & International	(560)	10	37	83	596	166
Defense Systems	65	5	78	8	—	156
Corporate	(130)	21	—	—	—	(109)
Total	$621	$36	$202	$91	$596	$1,546

	Year Ended December 30, 2022
	Operating income (loss)	Acquisition, integration and restructuring costs	Amortization of acquired intangibles	Asset impairment charges	Non-GAAP operating income (loss)
National Security and Digital	$606	$—	$57	$14	$677
Health & Civil	448	—	48	13	509
Commercial & International	131	—	35	4	170
Defense Systems	11	—	89	4	104
Corporate	(108)	17	—	5	(86)
Total	$1,088	$17	$229	$40	$1,374

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